Macquarie Focused Access Fund, LLC
Schedule of Investments (Unaudited)
January 31, 2026

	First			Next Available
	Acquisition			Redemption	Liquidity
Investment Funds - 99.74%^	Date	Cost	Fair Value	Date	Frequency[1]
Global - 78.06%
Event Driven/Activist - 8.81%
Third Point Partners Qualified L.P.[2,3,4,10]	11/1/2018	$65,218,304	$91,698,780	3/31/2026	Quarterly
Third Point Partners Qualified L.P. Class PNE[2,3,4,12]	7/1/2023	5,119,691	5,025,437	n/a	None
Total Event Driven/Activist		70,337,995	96,724,217

Equity Hedged - 16.67%
Coatue Qualified Partners, L.P.[2,3,4]	11/1/2018	105,700,612	180,478,595	3/31/2026	Quarterly
Coatue Qualified Partners, L.P. Liquidating Class[2,3,4,12]	7/1/2023	2,432,815	2,633,288	n/a	None
Total Equity Hedged		108,133,427	183,111,883

Multi-Strategy - 28.93%
Hedge Premier/Millennium International Ltd.[2,3,5,6]	1/1/2019	35,975,818	62,100,916	6/30/2026	Quarterly
Hedge Premier/Millennium USA LP2,3,4,6	11/1/2018	29,508,216	52,043,721	6/30/2026	Quarterly
Millennium USA LP-Class GG-T1a2,3,4	1/1/2025	7,500,000	8,362,321	6/30/2026	Quarterly
Riverview Omni Fund LP2,3,4,11	4/1/2024	53,500,000	58,082,429	3/31/2026	Quarterly
Schonfeld Strategic Partners Fund LLC, Class B2,3,4,8	3/1/2022	29,500,000	41,612,321	3/31/2026	Monthly
Schonfeld Strategic Partners Fund LLC, Class F2,3,4,9	11/1/2022	68,570,855	95,454,203	3/31/2026	Monthly
Total Multi-Strategy		224,554,889	317,655,911

Quantitative - 23.65%
Renaissance Institutional Equities Fund LLC[2,3,4]	11/1/2018	66,223,907	93,269,341	3/31/2026	Monthly
WMQS Global Equity Active Extension Onshore Fund LP2,3,4	11/1/2018	76,374,470	166,488,190	3/31/2026	Monthly
Total Quantitative		142,598,377	259,757,531
Total Global		545,624,688	857,249,542

North America - 21.68%
Event Driven/Activist - 12.00%
Starboard Value and Opportunity Fund LP2,3,4	11/1/2018	100,261,011	131,825,144	6/30/2026	Quarterly

Fundamental Value - 7.77%
SEG Partners II, LP2,3,4	3/1/2020	72,391,751	85,285,146	3/31/2026	Quarterly

Long Only Equity - 1.91%
SoMa Long Opportunities LP2,3,4,7	2/1/2024	17,514,465	20,968,433	3/31/2026	Quarterly
Total North America		190,167,227	238,078,723

Total Investment Funds		$735,791,915	$1,095,328,265

Total Investments - 99.74%		$735,791,915	$1,095,328,265
Other assets in excess of liabilities - 0.26%			2,852,702
Net Assets - 100%			$1,098,180,967

PNE - Participation Note, E series

^	Percentages are based on net assets as of January 31, 2026.
[1]	Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 45 to 90 days. Lock-up periods range from 3 to 12 months. Macquarie Wealth Advisers, LLC cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.
[2]	Restricted security. Total fair value of restricted securities amounts to $1,095,328,265, which represents approximately 99.74% of net assets as of January 31, 2026.
[3]	Non-income producing security.
[4]	Investment fund is domiciled in the United States.
[5]	Investment fund is domiciled in the Cayman Islands.
[6]	Subject to a 5% quarterly fund level gate.
[7]	Subject to a 1-year soft lock.
[8]	Subject to a 1-year soft lock and 15% fund level gate.
[9]	Subject to a 15% fund level gate and 12.5% individual gate.
[10]	Subject to a 20% quarterly fund level gate.
[11]	Subject to a 1-year soft lock and 25% investor level gate.
[12]	Iliquid, redeemable only when underlying investment is realized or converted to liquid interest in Investment Fund.

See accompnaying Notes to Schedule of Investments.

The Macquarie Focused Access Fund, LLC (the “Fund”) meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a “practical expedient,” in accordance with ASC 820.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become so illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The following is a summary of the inputs used, as of January 31, 2026, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2*	Level 3*	Investments Measured at Net Asset Value(1)	Total
Investments
Investments in Investment Funds	$-	$-	$-	$1,095,328,265	$1,095,328,265
Total Investments	$-	$-	$-	$1,095,328,265	$1,095,328,265

*	The Fund did not hold level 1, 2, or level 3 securities at year end.

(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.